RULE 497

Commission File No. 002-85378

Commission File No. 811-03462

MEEDER FUNDS TRUST

INSTITUTIONAL, ADVISER AND RETAIL SHARES

MUIRFIELD FUND
SPECTRUM FUND
GLOBAL ALLOCATION FUND
BALANCED FUND
MODERATE ALLOCATION FUND
CONSERVATIVE ALLOCATION FUND
DYNAMIC ALLOCATION FUND
QUANTEX FUND
TOTAL RETURN BOND FUND
PRIME MONEY MARKET FUND

(the “Funds”)

Supplement dated July 3, 2019

to the Prospectus and Statement of Additional Information (“SAI”)

each dated April 30, 2019

Effective immediately, Clinton Brewer will no longer serve as a portfolio manager for the Funds and all references to Mr. Brewer in the Prospectus and SAI are deleted in their entirety. All other members of the Investment Team listed in the Prospectus will continue to serve as portfolio managers to the Funds.

Please retain this Supplement for your reference.

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